UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 21, 2023

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 21, 2023, the Board of Directors of Vishay Intertechnology, Inc. (the “Company”) approved the Second Amendment to the Amended and Restated Bylaws of Vishay Intertechnology, Inc. (the “Second Amendment to the Amended and Restated Bylaws”), which became effective immediately. The Second Amendment to the Amended and Restated Bylaws includes changes: (i) to conform with new “universal proxy” rules adopted by the U.S. Securities and Exchange Commission, as set forth in Rule 14a-19 under the Securities and Exchange Act of 1934, as amended; (ii) to establish certain procedural mechanics and disclosure requirements set forth in the advance notice provisions with respect to stockholder nominations of directors and submissions of proposals at stockholder meetings and (iii) to remove the requirement that the Company make its stockholder list available during a meeting of stockholders consistent with recent amendments to the Delaware General Corporation Law.

The foregoing summary is qualified in its entirety by reference to the Second Amendment to the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 attached hereto and incorporated herein by reference.

Item 8.01 – Other Events

Cash Dividend Declaration

On February 21, 2023, the Company's Board of Directors declared a quarterly cash dividend of $0.10 per share of common stock and Class B common stock outstanding payable on March 30, 2023 to stockholders of record at the close of business on March 17, 2023. A copy of the press release announcing the dividend declaration is attached as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Second Amendment to the Amended and Restated Bylaws of Vishay Intertechnology, Inc.
99.1	Press release dated February 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2023

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer